UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 14, 2006 (Date of earliest event reported)
Catalytica Energy Systems, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31953 (Commission File Number)	77-0410420 (IRS Employer Identification Number)

301 West Warner Road, Suite 132, Tempe, AZ (Address of principal executive offices)		85284-2961 (Zip Code)
480-556-5555 (Registrant's telephone number, including area code)

1388 North Tech Blvd., Gilbert, AZ 85233 (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 14, 2006, Catalytica Energy Systems, Inc. issued a press release announcing its financial results for the third quarter and first nine months ended September 30, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Catalytica Energy Systems, Inc. dated November 14, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2006	CATALYTICA ENERGY SYSTEMS, INC. By: /s/ Robert W. Zack Robert W. Zack President, Chief Executive Officer and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Catalytica Energy Systems, Inc. dated November 14, 2006